                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century International
Bond Funds (the "Registrant") on Form N-CSR for the period ending December 31,
2008 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  February 27, 2009

                                            /s/ Jonathan S. Thomas
                                            ------------------------------------
                                            Jonathan S. Thomas
                                            President
                                            (chief executive officer)

                                            /s/ Robert J. Leach
                                            -------------------------------------
                                            Robert J. Leach
                                            Vice President, Treasurer, and
                                            Chief Financial Officer
                                            (chief financial officer)